SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-10686 (Commission File Number)	39-1672779 (IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin (Address of principal executive offices)	53217 (Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

        Item 5. Other Events.

        On August 13, 2002, Manpower Inc. filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certifications of Jeffrey A. Joerres, Chief Executive Officer, and Michael J. Van Handel, Chief Financial Officer, required pursuant to 18 U.S.C. §1350. Conformed copies of such certifications are attached to the Form 10-Q as Exhibits 99.1 and 99.2.

        In accordance with the Order issued by the Commission on June 27, 2002 ("Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934," File No. 4-460), Jeffrey A. Joerres, principal executive officer of Manpower Inc., and Michael J. Van Handel, principal financial officer of Manpower Inc., on August 13, 2002, following the filing of the Form 10-Q referred to in the previous paragraph, executed and delivered for filing with the Commission their sworn statements required by such Order. Conformed copies of such sworn written statements are attached hereto as Exhibits 99.1 and 99.2.

        Item 7. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Sworn written statement of Jeffrey A. Joerres
99.2	Sworn written statement of Michael J. Van Handel

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Manpower Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002	MANPOWER INC.

By: /s/ Michael J. Van Handel Michael J. Van Handel Executive Vice President - Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Sworn written statement of Jeffrey A. Joerres
99.2	Sworn written statement of Michael J. Van Handel